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                                  EXHIBIT 10.3

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the filing of the Annual Report on Form 20-F for the fiscal year ended November 30, 2002 (the "Report") by Novamerican Steel Inc. (the "Company"), the undersigned, as the Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

o        the Report fully complies with the requirements of Section 13(a) or
         Section 15(d) of the Securities Exchange Act of 1934; and

o the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                             /s/ CHRISTOPHER H. PICKWOAD
                                             ----------------------------------
                                             Name:  Christopher H. Pickwoad
                                             Title: Chief Financial Officer